UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA 92108 (Address of principal executive offices) (zip code)

(619) 631-8261 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GBOX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on September 16, 2021, the Board of Directors of GreenBox POS (the “Company”) approved and ratified the signing of a Share Purchase Agreement (the “Purchase Agreement”), dated as of September 3, 2021, with certain individuals named therein (the “Selling Stockholders”) for the acquisition of Transact Europe Holdings OOD and its subsidiaries and affiliates (collectively “Transact Europe”). The Purchase Agreement provides for the sale of all of the shares of Transact Europe (the “Acquisition”). Transact Europe, headquartered in Sofia, Bulgaria, operates a proprietary electronic payment solution by via the issuing of prepaid cards and serving as an agent bank internationally.

On March 28, 2022, Amendment Agreement No. 1 to the Purchase Agreement (the “Amendment”) between the Company and the Selling Stockholders took effect.

The Amendment lowered the consideration that the Company has agreed to pay the Selling Stockholders from €30,000,000 in cash to €26,000,000 in cash (the “Acquisition Purchase Price”). Although the Amendment was signed on March 24th, it took effect on March 28th upon the Company wiring the full Acquisition Purchase Price to an escrow account controlled by an escrow agent.

As of March 31, 2022, the Acquisition has not yet closed.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment Agreement No. 1 to Share Purchase Agreement by and between GreenBox POS, and certain individuals named therein, made as of March 24, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: March 31 2022	By:	/s/ Ben Errez
Ben Errez
Executive Vice President and Chairman